Prospectus Supplement dated Dec. 10, 2004*

Product Name                                                        Form #

IDS Life of New York Variable Universal Life III
(VUL III-NY)                                                   S-6211 F (4/04)

American Express(R) Variable Universal Life III
(VUL III)                                                      S-6189 H (4/04)

The following information replaces the first five paragraphs (including the example) under the "Proceeds Payable Upon Death" section of the prospectus on page 27 for VUL III - NY and page 28 for VUL III:

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the insured's death when death occurs on a valuation date, or otherwise as of the next valuation date following the date of the insured's death (death benefit valuation date).

Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o  the specified amount; or

o a percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit amount is the greater of the following as determined on the death benefit valuation date:

o  the policy value plus the specified amount; or

o  the percentage of policy value.

Example                                               Option 1        Option 2
Specified amount                                      $100,000        $100,000
Policy value                                          $  5,000        $  5,000
Death benefit                                         $100,000        $105,000
Policy value increases to                             $  8,000        $  8,000
Death benefit                                         $100,000        $108,000
Policy value decreases to                             $  3,000        $  3,000
Death benefit                                         $100,000        $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Under both Option 1 and Option 2, if death is on or after the insured's attained insurance age of 100, the amount payable is the cash surrender value on the death benefit valuation date.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6189-21 A (12/04)

*VALID UNTIL MAY 1, 2005.